UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): March 28, 2012

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts           02451
(Address of principal executive offices)             (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events - Wal-Mart Canada Corp. Purchase Order

On March 28, 2012, NeuroMetrix, Inc. (NASDAQ: NURO) (the “Company”) accepted a purchase order from Wal-Mart Canada Corp. (“Wal-Mart Canada”), a subsidiary of Wal-Mart Stores, Inc. (NYSE: WMT), which operates approximately 100 pharmacies across Canada. The purchase order covers the delivery of NC-stat DPNCheck devices and biosensors for use by health care professionals in 91 Wal-Mart Canada pharmacies for testing persons with diabetes for diabetic peripheral neuropathy (DPN). The Company will provide training to Wal-Mart Canada’s pharmacy personnel during April. The purchase order has a total value of approximately $150,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: April 2, 2012	/s/ THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer